Exhibit 10.6
Execution Version
AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT
Among
WESTWOOD ONE, INC.,
GORES RADIO HOLDINGS, LLC
AND
CERTAIN OTHER INVESTORS
Dated as of October 21, 2011

TABLE OF CONTENTS

Page
ARTICLE I.

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.01. Definitions	1
SECTION 1.02. Rules of Construction	6

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

ARTICLE III.

REPORTING OBLIGATIONS; SHARE TRANSFERS

SECTION 3.01. Reporting Requirements under 1934 Act	7
SECTION 3.02. Additional Securities; Recapitalizations; Exchanges, etc.	7

ARTICLE IV.

RIGHTS OF CERTAIN STOCKHOLDERS

SECTION 4.01. Tag-Along Rights	7
SECTION 4.02. Drag-Along Rights	9
SECTION 4.03. Preemptive Notice	10
SECTION 4.04. [Intentionally Omitted]	11
SECTION 4.05. [Intentionally Omitted]	11
SECTION 4.06. Piggyback Registration Rights	11

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. Notices	13
SECTION 5.02. Binding Effect; Benefits	14
SECTION 5.03. Amendment	14
SECTION 5.04. Assignability	14
SECTION 5.05. Governing Law; Venue; Waiver of Jury Trial	14
SECTION 5.06. Enforcement	15
SECTION 5.07. Severability	15
SECTION 5.08. Section and Other Headings	15
SECTION 5.09. Counterparts	15
SECTION 5.10. Entire Agreement	15
SECTION 5.11. Termination	15
SECTION 5.12. Information Rights	16
SECTION 5.13. Confidentiality	16
SECTION 5.14. Fees and Expenses	17

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AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”), dated as of October 21, 2011, among Westwood One, Inc., a Delaware corporation (the “Company”), Gores Radio Holdings, LLC (“Gores”), and the other investors identified on Annex A hereto (the “Original Investor Stockholders”) and the parties executing a Joinder Agreement (as defined below) in accordance with the terms hereof.
RECITALS
WHEREAS, the parties previously entered into that certain Investor Rights Agreement dated as of April 23, 2009, as amended by that certain Third Amendment to Securities Purchase Agreement and First Amendment to Investor Rights Agreement dated as of August 17, 2010 (as so amended and as further amended from time to time prior to the Effective Date (as defined below), the “Existing Investor Rights Agreement”), providing for certain rights and restrictions with respect to the capital stock of the Company;
WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of July 30, 2011, by and among the Company, Radio Network Holdings, LLC, and Verge Media Companies, Inc., pursuant to which Verge Media Companies, Inc. will merge with and into Radio Network Holdings, LLC, subject to the terms and conditions of such Merger Agreement (the “Merger”);
WHEREAS, Section 5.03 of the Existing Investor Rights Agreement provides that it may be amended, restated or modified by a written instrument executed by the Company and the Requisite Stockholders; and
WHEREAS, in connection with the Merger, the parties hereto desire to amend and restate the Existing Investor Rights Agreement upon the terms and conditions set forth below effective as of the date on which the Merger is consummated (the “Effective Date”).
NOW, THEREFORE, in consideration of the foregoing recitals and the premises and agreements, conditions and covenants contained herein, the parties hereby amend and restate in full the Existing Investor Rights Agreement to read as follows, effective as of the Effective Date:
ARTICLE I.
DEFINITIONS; RULES OF CONSTRUCTION
SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:
“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company’s Capital Stock.

“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Board” means the Board of Directors of the Company.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to close.
“Capital Stock” means any and all shares, interests, participations, rights in or other equivalents (however designated) of the Company’s capital stock, and any rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.
“CBS” means CBS Radio Inc.
“CBS Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of March 3, 2008, by and between the Company and CBS.
“Class A Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share.
“Class B Common Stock” means the Class B Common Stock of the Company, par value $0.01 per share.
“Commission” means the Securities and Exchange Commission.
“Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.
“Company” has the meaning set forth in the introductory paragraph hereto.
“Competitor” has the meaning set forth in Section 5.12.
“Conditions” means any required material third-party or governmental approvals, compliance with applicable laws and the absence of any injunction or similar legal order preventing such transaction.
“Effective Date” has the meaning set forth in the Recitals hereto.
“Eligible Offering” means an offer by the Company on or after the Effective Date to sell to any Person or Persons (including any of the Stockholders) for cash, any Capital Stock (or debt convertible into Capital Stock) of the Company, other than:
(i) in an underwritten public offering registered under the 1933 Act or pursuant to a Rule 144A offering under the 1933 Act;
(ii) pursuant to any stock option, stock purchase or other benefit plan, or agreement approved by the Board to independent contractors, employees, officers, directors, consultants, service providers and/or advisors to the Company or its subsidiaries; provided, that at the time such plan or agreement was approved, the total amount of Common Stock issuable under all stock option, stock purchase or other benefit plans or agreements of the Company (including such plan or agreement approved by the Board) does not exceed 20% of the Company’s then outstanding Common Stock;

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(iii) as consideration to any third party seller in connection with the bona fide acquisition by the Company or any subsidiary of the Company of the assets or securities of any Person in any transaction approved by the Board;
(iv) in connection with a stock split or recapitalization;
(v) as an inducement to a third party investor (in its capacity as a lender) in connection with any bona fide debt financing, subject to terms and conditions approved by the Board (but only if there are no Stockholders or Affiliates of the Company who are providing any portion of such debt financing); or
(vi) pursuant to the transactions contemplated by the Merger Agreement (including any issuance of Common Stock, Series A Preferred Stock of the Company or Series B Preferred Stock of the Company in connection with or arising out of such transactions, whether before or after the Effective Time).
“Existing Investor Rights Agreement” has the meaning set forth in the Recitals hereto.
“Gores” has the meaning set forth in the introductory paragraph hereto.
“Gores Investors” means Gores and its Related Persons that sign a Joinder Agreement in accordance with the terms hereof.
“Gores Registration Rights Agreement” means the Registration Rights Agreement to be entered into substantially contemporaneously with the consummation of the Merger by and between the Company, Gores and Triton Media Group, LLC.
“Investor Stockholders” means each Original Investor Stockholder and each direct or indirect transferee of such Original Investor Stockholder (other than any Gores Investor) that signs a Joinder Agreement in accordance with the terms hereof; provided, that a Person shall cease to be an Investor Stockholder (other than in connection with the sale by the Gores Investors of all of their shares of Capital Stock to a third party, in which case such Person shall continue to be subject to the provisions of Sections 4.01 and 4.02 and Article V) on the first date on which the applicable Investor Stockholder, together with its Related Persons that have executed a Joinder Agreement, owns less than 20% of the Class A Common Stock owned by the Investor Stockholder (together with the Related Persons of such Investor Stockholder that have executed a Joinder Agreement) as of the Effective Date (other than to the extent resulting from any stock splits, stock dividends, recapitalizations or other similar transactions).
“Joinder Agreement” means a joinder agreement, a form of which is attached hereto as Exhibit A.
“Merger” has the meaning set forth in the Recitals hereto.
“1933 Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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“1934 Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
“Oaktree Investors” means, collectively, Oaktree Capital Management, L.P. and its Related Persons.
“Offered Shares” has the meaning set forth in Section 4.01.
A Person is deemed to “own” or to have acquired “ownership” of a security if such Person (a) is the record owner of such security, (b) is the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of such security or (c) has the authority or right to vote such security.
“Original Effective Date” means April 23, 2009.
“Original Investor Stockholders” has the meaning set forth in the introductory paragraph hereto.
“Other Securityholders” has the meaning set forth in Section 4.06(b).
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.
“Preemptive Notice” has the meaning set forth in Section 4.03.
“Pro Rata Portion” means, with respect to any Stockholder on any date, a fraction, the numerator of which is the number of shares of Class A Common Stock owned by such Stockholder and (b) the denominator of which (i) in the case of the use of “Pro Rata Portion” in Section 4.01, is the number of shares of Class A Common Stock owned by all Stockholders and (ii) in the case of the use of “Pro Rata Portion” in Section 4.03, is the number of shares of Class A Common Stock and Class B Common Stock owned by all Stockholders.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
“Purchaser” has the meaning set forth in Section 4.01.
“Registrable Securities” means any Class A Common Stock held by the Investor Stockholders on the Effective Date, together with any securities issued or issuable upon any stock split, stock dividend or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or similar event with respect to the foregoing, in each case until such securities are no longer held by an Investor Stockholder.

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“Registration Statement” means any registration statement to be filed under the 1933 Act, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor or general partner of such Person, and (c) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such Person or a Related Person of such Person; provided, that no Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Capital Stock of the Company.
“Requisite Stockholders” means Gores and the holders of a majority of the Class A Common Stock owned by all Investor Stockholders.
“Rule 144” and “Rule 144A” means Rule 144 and Rule 144A, respectively, promulgated by the Commission pursuant to the 1933 Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Sale” means (i) the Transfer in one or a series of related transactions by the holders (which shall include the Gores Investors) of at least 50% of all shares of Common Stock outstanding on the date of such Sale to any Person or “group” of Persons (other than Gores Investors) whether directly or indirectly or by way of any merger, consolidation or other business combination or purchase of beneficial ownership or otherwise; or (ii) the sale of all or substantially all of the assets of the Company and its consolidated subsidiaries, whether by merger, consolidation, business combination or purchase of beneficial ownership or otherwise.
“Spousal Consent” means a spousal consent, a form of which is attached hereto as Exhibit B.
“Stockholder Representations” has the meaning set forth in Section 4.01.
“Stockholders” means Gores, any Gores Investor executing a Joinder Agreement and the Investor Stockholders.
“Tag-Along Notice” has the meaning set forth in Section 4.01.
“Tag-Along Sale” has the meaning set forth in Section 4.01.
“Tag-Along Stockholder” means an Investor Stockholder that elects to participate in a Tag-Along Sale pursuant to Section 4.01 hereof.
“Transfer” means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security (including transfer by reorganization, merger, sale of substantially all of the assets or by operation of law).

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“Transferee” means any Person who acquires shares of Capital Stock from a Stockholder.
SECTION 1.02. Rules of Construction.
(a) Any provision of this Agreement that refers to the words “include,” “includes,” or “including” shall be deemed to be followed by the words “without limitation.”
(b) In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.
(c) References to numbered or letter articles, sections, and subsections refer to articles, sections and subsections, respectively, of this Agreement unless expressly stated otherwise. All references to this Agreement include, whether or not expressly referenced, the exhibits and appendices attached hereto.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
(a) Each of the parties hereby severally represents and warrants to each of the other parties as follows:
(i) Authority; Enforceability. Such party (A) has the legal capacity or organizational power and authority to execute, deliver and perform its obligations under this Agreement and (B) (in the case of parties that are not natural persons) is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).
(ii) Consent. No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party, other than those that have been made or obtained on or prior to the Effective Date, in connection with (A) the execution or delivery of this Agreement or (B) the consummation of any of the transactions contemplated hereby. To the extent any Stockholder is a natural person and is married, no Spousal Consent is required in connection with the transactions contemplated hereby or such Stockholder has delivered a Spousal Consent executed by his spouse.

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(b) Each of the Company and the Gores Investors severally represents and warrants to each of the other parties that, except as expressly set forth herein, in the Gores Registration Rights Agreement and in the Company’s certificate of incorporation, as of the date hereof the Company has not (i) granted any Gores Investor any put rights, exit rights, tag-along rights, registration rights, preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to its outstanding shares of Common Stock that are in effect as of the Effective Date, (ii) entered into any agreement, arrangement, obligation or understanding (contingent or otherwise) with any Gores Investor to (A) purchase, redeem or otherwise acquire any Common Stock held by any Gores Investor or pay any dividends or make any distributions in respect of any such Common Stock, or (B) pay any management fees, transactional fees, investment banking fees or other similar fees to any Gores Investor.
ARTICLE III.
REPORTING OBLIGATIONS; SHARE TRANSFERS
SECTION 3.01. Reporting Requirements under 1934 Act. The Company shall use commercially reasonable efforts to remain subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, regardless of whether it could satisfy the conditions that would permit it to cease to be subject to said reporting requirements.
SECTION 3.02. Additional Securities; Recapitalizations; Exchanges, etc.. Except as otherwise provided herein, the provisions of this Agreement will apply to the full extent set forth herein with respect to (a) the Class A Common Stock held by, or issued to, Gores and the Investor Stockholders on or after the Effective Date and (b) any and all Common Stock, Capital Stock or shares of capital stock of any successor or assign of the Company (whether by merger, consolidation, exchange, sale of assets or otherwise), which may be issued in respect of, in exchange for, or in substitution for such shares, by reason of any stock dividend, stock split, reverse split, combination, recapitalization, reclassification, merger, consolidation, sale of assets or otherwise; provided, however, that (i) if as a result of any such merger, consolidation or sale of assets or other similar transaction, the Gores Investors and the Oaktree Investors, collectively, cease to own a majority of the Company’s then outstanding Common Stock, then the provisions of Section 3.01, 4.03, 4.06 and 5.12 of this Agreement shall cease to be effective, and (ii) notwithstanding the foregoing clause (i), the Company agrees that it will provide to the Investor Stockholders such information as may be reasonably necessary in order to permit the Investor Stockholders to Transfer the shares of Common Stock or Capital Stock owned by them under Rule 144 and Rule 144A and shall permit the disclosure of information to prospective transferees of such shares in such proposed Transfers so long as such information is accorded the treatment applicable to Confidential Information set forth in Section 5.13 hereof. References to the “Company” in this Agreement will be deemed to refer to any such successor or assign and such entity will execute an appropriate instrument of assumption agreeing to be bound by the terms hereof.
ARTICLE IV.
RIGHTS OF CERTAIN STOCKHOLDERS
SECTION 4.01. Tag-Along Rights. (a) If any Gores Investor proposes to Transfer shares of Class A Common Stock to a Person other than a Related Person (the “Purchaser”), other than pursuant to (1) Section 4.02, (2) an effective registration statement under the 1933 Act or (3) a sale pursuant to Rule 144 under the 1933 Act, Gores shall give written notice (a “Tag-Along Notice”) of such proposed Transfer (a “Tag-Along Sale”) to the Investor Stockholders at least 7 Business Days prior to the consummation of such proposed Transfer, setting forth:
(i) the total number of shares of Class A Common Stock offered to be Transferred to the Purchaser (the “Offered Shares”) and the purchase price per share,
(ii) any other material terms and conditions of the proposed Transfer, including whether the Purchaser will purchase all shares proffered,

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(iii) the expected date of the proposed Transfer, and
(iv) an undertaking that each such Investor Stockholder shall have the right to elect to sell up to its Pro Rata Portion of such Offered Shares in accordance with the procedures set forth in Section 4.01(b).
(b) Upon delivery of a Tag-Along Notice, each Investor Stockholder shall have the right, but not the obligation, to sell up to its Pro Rata Portion of the Offered Shares at the same price per share of Capital Stock for the same form of consideration and pursuant to the same terms and conditions as set forth in the Tag-Along Notice by sending written notice to Gores not less than 7 Business Days after the date of the Tag-Along Notice, indicating its election to sell up to its Pro Rata Portion of such Offered Shares in the same transaction. Each Tag-Along Stockholder shall be permitted to sell to the Purchaser on the same terms and conditions as are applicable to the proposed Transfer by such Gores Investor that number of shares of its Class A Common Stock as to which it has validly made its election and such Gores Investor shall be permitted to concurrently sell the balance of the shares of Class A Common Stock that are the subject of the Tag-Along Notice that are not sold by the Tag-Along Stockholders. For purposes of this Section 4.01, the price per share of Capital Stock payable to a Gores Investor in connection with a proposed Transfer shall be determined taking into account all consideration payable, directly or indirectly, to such Gores Investor or its Affiliates in connection with the proposed Transfer.
(c) No Tag-Along Stockholder shall be required to make representations and warranties in connection with such sale, other than representations and warranties, on a several basis, with respect to (i) the Company, to the extent also given by Gores, any such representations and warranties to be made only to the extent of the knowledge, without any investigation, of the individual employees of such Tag-Along Stockholder responsible for management of such Tag-Along Stockholder’s investment in the Class A Common Stock, provided that the Person or Persons in whose favor the representations and warranties run acknowledges in writing that such Stockholder’s liability for a breach of any such representations and warranties (whether made by such Tag-Along Stockholder or by Gores) is limited with respect to the Tag-Along Stockholder as provided in the second and third sentences of this Section 4.01(c) or the fifth and sixth sentences of Section 4.02(d), as applicable, (ii) such Tag-Along Stockholder’s due organization, power and authority, (iii) such Tag-Along Stockholder’s ownership of the shares and ability to freely convey such shares without liens or encumbrances (other than those that arise under federal or state securities laws or by virtue of this Agreement), (iv) non-contravention of such Tag-Along Stockholder’s charter, bylaws or other organizational documents or material agreements of such Tag-Along Stockholder and (v) the enforceable nature of such Tag-Along Stockholder’s obligations under the documents for such sale to which it is a party (subject in each case to customary qualifications) (collectively, the “Stockholder Representations”). No Tag-Along

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Stockholder shall be required to participate in any escrow or indemnity obligations relating to such Tag-Along Sale in excess of such Tag-Along Stockholder’s pro rata participation in the Tag-Along Sale (based on proceeds to be received). Any indemnity obligation of a Tag-Along Stockholder in connection with a Tag-Along Sale in which it will participate will be several and not joint and will be limited to its pro rata share of the actual amount of such indemnification obligation and in no event shall its payment (or deemed payment) in respect thereof, together with all other indemnification payments (or deemed payments) in respect of such Tag-Along Sale, be greater than (A) the amount of consideration actually received by it at or before the time such indemnification payment is made and (B) the forfeit by such Tag-Along Stockholder of any consideration to which it is entitled but has not yet received (including, without limitation, as a result of an escrow agreement, earn-out or similar arrangement) in the Tag-Along Sale. Notwithstanding anything to the contrary herein, a Stockholder participating in a Tag-Along Sale or a Sale will have an indemnity obligation (subject to the limitations provided in the second and third sentences of this Section 4.01(c) or the fifth and sixth sentences of Section 4.02(d), as applicable) for breaches of representations and warranties made by Gores in respect of the Company even if such Stockholder did not itself make the representations or warranties or made a more limited representation or warranty.
(d) If no Investor Stockholder elects to sell shares of Class A Common Stock pursuant to this Section 4.01, such Gores Investor shall have the right for a period of 120 days (which period may be extended to 180 days to the extent necessary to satisfy any Conditions) after the expiration of the 7 Business Day period referred to in Section 4.01(b) to Transfer the Offered Shares subject to the Tag-Along Notice to the Purchaser at a price not greater than the price contained in, and otherwise on terms and conditions no more favorable to such Gores Investor than those set forth in, the Tag-Along Notice. After the end of the 120-day period referred to in this Section 4.01(d) (subject to any permitted extension thereof), such Gores Investor will not effect any transaction in any shares of Class A Common Stock that are the subject of the Tag-Along Notice without commencing de novo the procedures set forth in this Section 4.01.
SECTION 4.02. Drag-Along Rights. (a) If the Gores Investors desire to participate in a Sale, they shall have the right to require the Investor Stockholders to:
(i) sell all Class A Common Stock held by them at the same price per share, for the same form of consideration (which shall be cash) and pursuant to the same terms and conditions as are applicable to the Gores Investor;
(ii) vote such Class A Common Stock in favor of the transactions constituting a Sale;
(iii) tender their shares of Class A Common Stock;
(iv) waive their appraisal or dissenters’ rights with respect to such transaction; and
(v) otherwise participate in such Sale on the same terms and conditions as are applicable to Gores.

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Each Investor Stockholder agrees to take any and all action in furtherance of the foregoing reasonably requested by the Gores Investor.
(b) Each Investor Stockholder agrees to vote for the approval of the transaction constituting a Sale under this Section 4.02 and such agreement is given as a condition of this Agreement and as such is coupled with an interest and is irrevocable. This voting agreement shall remain in full force and effect throughout the time that this Section 4.02 is in effect.
(c) The Gores Investors will give each Investor Stockholder at least 7 Business Days advance notice of a Sale.
(d) Not later than 7 Business Days following the date a Gores Investor delivers a written notice to each of the Investor Stockholders that it has entered into or will enter into a definitive agreement with a purchaser in connection with a Sale within 10 Business Days of the date of such notice, each Investor Stockholder shall deliver one or more certificates representing the shares held by such Investor Stockholder to be transferred, accompanied by duly executed stock powers, to an escrow agent pursuant to escrow arrangements reasonably acceptable to the Gores Investor and the Investor Stockholders providing for release concurrently with the consummation of such Sale and requiring the return thereof to each Investor Stockholder on the date 60 days after the date of such notice if such Sale has not been consummated by such 60th day. Upon any such return, each Stockholder Investor shall be able to Transfer freely the Class A Common Stock held by it, subject to a new notice delivered pursuant to this Section 4.02(d). If any Investor Stockholder fails to deliver such certificates to the Gores Investor, then the Gores Investor shall provide written notice of such failure to the Company in accordance with Section 5.01. Upon receipt of such notice, the Company agrees that it shall not record the transfer of such shares on the books and records of the Company and shall promptly direct the Company’s transfer agent, if any, that the transfer agent shall also not record the transfer of such shares on the books and records of the Company. In connection with such Sale, no such Investor Stockholder shall be required to (i) make any representations other than Stockholder Representations or (ii) participate in any escrow or indemnity obligation relating to such Sale in excess of such Investor Stockholder’s pro rata participation in the Sale (based on proceeds to be received). Any indemnity obligation of an Investor Stockholder in connection with a Sale in which it will participate will be several and not joint and will be limited to its pro rata share of the actual amount of such indemnification obligation and in no event shall its payment (or deemed payment) in respect thereof, together with all other indemnification payments (or deemed payments) in respect of such Sale, be greater than (A) the amount of consideration actually received by it at or before the time such indemnification payment is made and (B) the forfeit by such Investor Stockholder of any consideration to which it is entitled but has not yet received (including, without limitation, as a result of an escrow agreement, earn-out or similar arrangement).
SECTION 4.03. Preemptive Notice. (a) If securities are issued pursuant to an Eligible Offering, the Company shall give written notice (a “Preemptive Notice”) thereof to each Investor Stockholder. The Preemptive Notice shall:
(1) specify the security or securities issued, the purchasers, the date of issuance (which date shall not be more than fifteen (15) days prior to the date of delivery of the Preemptive Notice), the consideration that the Company received therefor and all other material terms and conditions of such issuance, and
(2) contain an offer to sell to each Investor Stockholder at the same price and for the same consideration paid or to be paid by the purchaser, an amount sufficient for such Investor Stockholder to maintain its Pro Rata Portion prior to the issuance in the Eligible Offering.

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(b) For a period of ten (10) Business Days following the delivery of such Preemptive Notice, each such Investor Stockholder shall be entitled, by written notice to the Company, to elect to purchase all or part of the securities described therein. To the extent that elections pursuant to this Section 4.03 shall not be made with respect to any offered securities within such ten-Business Day period, then the Company shall not be obligated to issue to such Investor Stockholder such securities for which such Investor Stockholder has elected not to purchase. In the event that any such offer is accepted by any Investor Stockholder, the Company shall sell to such Investor Stockholder, and such Investor Stockholder shall purchase from the Company for the consideration and on the terms set forth in the Preemptive Notice the securities that such Investor Stockholder has elected to purchase within ten (10) Business Days of such Investor Stockholder’s election to purchase such securities (subject to delay for satisfaction of any Conditions); provided that in no event shall such securities be purchased by an electing Investor Stockholder prior to the issuance of the securities in the Eligible Offering triggering such Preemptive Notice.
(c) The Company shall in respect of any issuance of securities required to be issued pursuant to this Section 4.03 effect such increases in the authorized securities of the Company as may be necessary to permit such issuance. The Company shall comply with any applicable securities laws before issuing any securities pursuant to this Section 4.03 but shall not be in violation of the provisions hereof by reason of failure to so comply; provided, that it uses commercially reasonable efforts to so comply.
SECTION 4.04. [Intentionally Omitted].
SECTION 4.05. [Intentionally Omitted].
SECTION 4.06. Piggyback Registration Rights.
(a) If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Investor Stockholder written notice of such registration. Upon the written request of each Investor Stockholder given within 15 days after mailing of such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that each such Stockholder has requested to be registered; provided that the Company shall not include in any underwritten registration any securities that are held by an employee of the Company or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the

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underwriter. The Company shall have no obligation under this Section 4.06 to make any offering of its securities, or to complete an offering of its securities that it proposes to make. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investor Stockholders as a part of the written notice given pursuant to this Section 4.06. All Investor Stockholders requesting to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters for such underwriting; provided, however, that the Investor Stockholders shall not be required by the Company to make any representations, warranties or indemnities except as they relate to such Investor Stockholder’s ownership of shares and authority to enter into the underwriting agreement and to such Investor Stockholder’s intended method of distribution, and the liability of such Investor Stockholder shall be limited to an amount equal to the net proceeds from the offering received by such Investor Stockholder.
(b) If the registration under this Section 4.06 is an underwritten registration on behalf of holders of securities of the Company, and if the underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Investor Stockholders that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, among holders of securities requesting such registration and CBS, if CBS is not the holder requesting such registration, to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of registrable securities held by such holders or, if applicable, as otherwise provided for in the CBS Registration Rights Agreement, (ii) second, among (A) all of the Investor Stockholders that have elected to participate in such underwritten offering and (B) any other holders of securities of the Company entitled to participate in such underwritten offering under the terms of the Gores Registration Rights Agreement (the “Other Securityholders”), if such holders are not the holders requesting such registration, to the extent, but only to the extent, such Other Securityholders elect to participate in such underwritten offering pursuant to the Gores Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of Registrable Securities held by such participating Investor Stockholders and the amount of shares of Common Stock held by such Other Securityholders, and (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.
(c) If the registration under this Section 4.06 is an underwritten registration on behalf of the Company and if the underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Investor Stockholders that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, the securities that the Company proposes to sell, (ii) second, among (A) all of the Investor Stockholders that have elected to participate in such underwritten offering and (B) the Other Securityholders that have elected to participate in such underwritten offering pursuant to the Gores Registration Rights Agreement and (C) CBS to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of Registrable Securities held by such participating Investor Stockholders and the amount of shares of Common Stock held by such Other Securityholders and CBS, and (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.

12

(d) Each Investor Stockholder agrees that if a managing underwriter reasonably determines it is necessary in order to effect such underwritten public offering, at such managing underwriter’s request, such Investor Stockholder will agree not to publicly sell any shares of Registrable Securities that are not included in an underwritten public offering described in this Section 4.06 for a period, not to exceed the lesser of (a) 120 days and (b) the number of days that the Company, any director or officer or any other selling stockholder is similarly restricted; provided that if any such Person is released from its obligations to not publicly sell, then all Investor Stockholders shall be released from their obligations under this Section 4.06(d) to the same extent.
(e) Each Investor Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
(f) Each Investor Stockholder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company, such Investor Stockholder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Investor Stockholder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
ARTICLE V.
MISCELLANEOUS
SECTION 5.01. Notices. Except as otherwise specified herein, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger, facsimile transmission or by other means of electronic communication and shall be given to such party at its address, facsimile number or e-mail address, as the case may be, as set forth on the signature pages hereof or in the relevant Joinder Agreement or such other address, facsimile number or e-mail address as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or by other means of electronic communication before 5:30 p.m. (New York City time) on a Business Day and the sender on the same Business Day sends a confirming copy of such notice by U.S. mail or a recognized overnight delivery service, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or by other means of electronic communication later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date and if on such next Business Day, the sender sends a confirming copy of such notice by U.S. mail or a recognized overnight delivery service, (iii) the Business Day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand.

13

SECTION 5.02. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person (including without limitation CBS) other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
SECTION 5.03. Amendment. Other than as a result of the execution and delivery of a Joinder Agreement, this Agreement may not be amended, restated or modified in any respect except by a written instrument executed by Requisite Stockholders and the Company. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.
SECTION 5.04. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Stockholder except as otherwise expressly stated hereunder or with the prior written consent of each other party. A transferee who is not a Related Person of a transferring Stockholder, shall not be entitled to execute a Joinder and such transferee shall not have, nor be subject to, the rights and obligations contained in this Agreement. Notwithstanding anything in this Agreement to the contrary, the rights set forth in Section 4.04 may not be assigned.
SECTION 5.05. Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

14

SECTION 5.06. Enforcement. The parties expressly agree that the provisions of this Agreement may be specifically enforced against each of the parties hereto in any court of competent jurisdiction.
SECTION 5.07. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor and effects the original intent of the parties as closely as possible, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
SECTION 5.08. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
SECTION 5.09. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. If any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.
SECTION 5.10. Entire Agreement. This Agreement, together with the Exhibits hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral or written (including without limitation the Existing Investor Rights Agreement).
SECTION 5.11. Termination. All rights and obligations under this Agreement will terminate and be of no force and effect upon the earlier of (a) the date that is ten (10) years from the Original Effective Date and (b) the first date on which the Gores Investors and the Oaktree Investors cease to own an aggregate of at least 15% of the Company’s outstanding Common Stock.

15

SECTION 5.12. Information Rights. The Company shall permit the representatives of each Original Investor Stockholder for so long as such Original Investor Stockholder is an Investor Stockholder, at such Original Investor Stockholder’s expense and upon reasonable prior notice to the Company, to visit the principal executive offices of the Company, to discuss the affairs, finances and accounts of the Company and its subsidiaries with the Company’s officers and, with the consent of the Company (which consent will not be unreasonably withheld), to visit the other offices and property of the Company and each subsidiary, all at such reasonable times and as often as may be reasonably requested in writing. In addition, the Company will deliver to each Original Investor Stockholder such data and information relating to the business, operations, affairs, financial condition, assets or property of the Company or any of its subsidiaries as from time to time may be reasonably requested by any such Original Investor Stockholder (including without limitation consolidated quarterly and annual financial statements of the Company and its subsidiaries).
SECTION 5.13. Confidentiality. For the purposes of this Section 5.13, “Confidential Information” means information delivered to the Investor Stockholders by or on behalf of the Company or any subsidiary of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Investor Stockholder as being confidential information of the Company or such subsidiary of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Investor Stockholder prior to the time of such disclosure, other than as a result of a disclosure pursuant to this Agreement, (b) subsequently becomes publicly known through no act or omission by such Investor Stockholder or any Person acting on such Investor Stockholder’s behalf, (c) otherwise becomes known to such Investor Stockholder other than (1) through disclosure by the Company or any of its subsidiaries or (2) through disclosure by any other Person which disclosure such Investor Stockholder knows is in violation of a confidentiality obligation to the Company or if it is otherwise manifestly clear that such disclosure is in breach of any such confidentiality obligation, or (d) constitutes financial statements delivered to such Investor Stockholder under Section 5.12 that are otherwise publicly available. Each Investor Stockholder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Investor Stockholder in good faith to protect confidential information of itself and of third parties delivered to such Investor Stockholder, provided that such Investor Stockholder may deliver or disclose Confidential Information to (i) such Investor Stockholder’s directors, trustees, officers, employees, agents, and attorneys (to the extent such disclosure reasonably relates to the administration of the investment represented by the Capital Stock held by such Investor Stockholder), (ii) such Investor Stockholder’s controlled Affiliates, financial advisors and other professional advisors (excluding Competitors) who shall agree in writing to hold confidential the Confidential Information in accordance with the terms of this Section 5.13, (iii) any other Investor Stockholder party to this Agreement and bound by this Section 5.13 at the time of such disclosure, (iv) any Related Person (excluding Competitors) or its advisors to which such Investor Stockholder sells or offers to sell such Capital Stock or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 5.13), (v) any Person from which such Investor Stockholder

16

offers to purchase any security of the Company (if such Person (excluding Competitors) has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 5.13), (vi) any federal or state regulatory authority having jurisdiction over such Investor Stockholder, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Investor Stockholder’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to such Investor Stockholder, (B) in response to any subpoena or other legal process, provided, however, in the case of any subpoena or other legal process to which such Investor Stockholder is not a party, such Investor Stockholder will not disclose any Confidential Information to the extent that (1) prior to the date on which such Investor Stockholder is required to disclose such Confidential Information the Company has obtained and delivered an order of protection with respect to such Confidential Information and (2) compliance with such order of protection would not cause such Investor Stockholder to be in violation of such subpoena or other legal process, (C) in connection with any litigation to which such Investor Stockholder is a party or (D) to the extent such Investor Stockholder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under this Agreement. In connection with clause (i) above, each Investor Stockholder agrees to be responsible for any breach of this Section 5.13 by such Investor Stockholder’s directors, officers, employees, agents, attorneys and affiliates. For purposes hereof, “Competitor” means any Person that owns, or otherwise engages or participates in, directly or indirectly, any radio networks business or, in the event the Company or any of its subsidiaries engages in any other business at any time, any business or other activity that competes with any such other business, as reasonably determined by the Board of Directors of the Company, provided that in no event shall any Original Investor Stockholder, or any bank, trust company, insurance company, pension fund, venture capital fund, or government fund, be deemed to be a Competitor for purposes of this Agreement.
SECTION 5.14. Fees and Expenses. Whether or not this Agreement becomes effective, the Company will promptly (and in any event within 30 days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs of the Original Investor Stockholders in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of the Original Investor Stockholders’ special counsel, Bingham McCutchen LLP, and financial advisor, Conway, Del Genio, Gries & Co., LLC.
[Signature Pages Follow]

17

IN WITNESS WHEREOF, the Company and each Stockholder have executed this Agreement as of the day and year first above written.

WESTWOOD ONE, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

Notices:

Westwood One, Inc.
1166 Avenue of the Americas, 10th Floor
New York, New York 10036
Attn: General Counsel
Phone: (212) 641-2081
Fax: (212) 641-2198
Email: mgarza@dialglobal.com

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Suite 3400
Los Angeles, California 90071
Attn: Brian J. McCarthy
Phone: (213) 687-5000
Fax: (213) 687-5600
Email: brian.mccarthy@skadden.com

and

Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn: Christopher J. Greeno, P.C.
           Tana M. Ryan
Phone: (312) 862-2000
Fax: (312) 862-2200
Email: christopher.greeno@kirkland.com
           tana.ryan@kirkland.com

Investor Rights Agreement — Signature Page

GORES RADIO HOLDINGS, LLC
By:	The Gores Group, LLC,
its Manager

By:	/s/ Steven G. Eisner
	Name:	Steven G. Eisner
	Title:	Senior Vice President

Notices:

Gores Radio Holdings, LLC
10877 Wilshire Boulevard
18th Floor
Los Angeles, California 90024
Attn: General Counsel
Phone: (310) 209-3010
Fax: (310) 209-3310
Email: ehattler@gores.com

With a copy (which shall not constitute notice) to:

Gores Radio Holdings, LLC
10877 Wilshire Boulevard
18th Floor
Los Angeles, California 90024
Attn: Ian Weingarten
Phone: (310) 209-3010
Fax: (310) 209 -310
Email: iweingarten@gores.com

With a copy (which shall not constitute notice) to:

Proskauer Rose llp
2049 Century Park East
32nd Floor
Los Angeles, California 90067
Attn: Michael A. Woronoff, Esq.
Phone: (310) 557-2900
Fax: (310) 557-2193
Email: mworonoff@proskauer.com

Investor Rights Agreement — Signature Page

ING LIFE INSURANCE AND ANNUITY COMPANY RELIASTAR LIFE INSURANCE COMPANY SECURITY LIFE OF DENVER INSURANCE COMPANY (successor by merger to Southland Life Insurance Company)
By:	ING Investment Management LLC,
as Agent

By:
Name:
Title:

Notices:

c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attn: Private Placements
Fax: (770) 690-5057

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

NEW YORK LIFE INSURANCE COMPANY
By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC, its
Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3) By: New York Life Investment Management LLC, its Investment Manager

By:
Name:
Title:

Notices:

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ John W. Kunkle
	Name:	John W. Kunkle

By:	/s/ Mark W. (Sam) Davis
	Name:	Mark W. (Sam) Davis
Authorized Signatories

Notices:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Fax: (847) 402-3092

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

Notices:

c/o AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Fax: 319-355-2666

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

Notices:

c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
SCOTTSDALE INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY

(successor in interest to Nationwide Life Insurance
Company of America)

By:	/s/ Thomas A. Shanklin
	Name:	Thomas A. Shanklin
	Title:	Authorized Signatory

Notices:

One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220 Attention: Corporate
Fixed-Income Securities
Facsimile:(614) 249-4553

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

HARTFORD FIRE INSURANCE COMPANY
By:	Hartford Investment Management Company,
Its Agent and Attorney-in-Fact

By:	/s/ William N. Holm, Jr.
	Name:	William N. Holm, Jr.
	Title:	Executive Vice President

Notices:

c/o Hartford Investment Management Company
c/o Portfolio Support
P. O. Box 1744
Hartford, Connecticut 06144-1744
Fax: (860) 297-8875/8876

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc.,
as investment manager

By:
Name:
Title:

Notices:
c/o Prudential Capital Group
Three Gateway Center, 18th Floor
100 Mulberry Street
Newark, NJ 07102
Attention: Managing Director
Fax: 212-626-2079

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

AMERITAS LIFE INSURANCE CORP.
By:	Summit Investment Partners, as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director — Private Placements

ACACIA LIFE INSURANCE COMPANY
By:	Summit Investment Partners, as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director — Private Placements

Notices:

c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: (402) 467-6970

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:
Name:
Title:

Notices:

JPMorgan Chase Bank, N.A.
277 Park Avenue
8th Floor
New York, NY 10172
Attention: Neil Boylan

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

BANK OF AMERICA, N.A.
By:	/s/ Fred A. Zagar
	Name:	Fred A. Zagar
	Title:	SVP

Notices:

Fred Zagar
Bank of America
335 Madison Avenue, NY1-503-05-06
New York, NY 10017
Fax: 704-602-3697

and

Pamela Tsao
Bank of America
335 Madison Avenue, NY1-503-05-06
New York, NY 10017
Fax: 704.602.3694

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

SUNTRUST BANK
By:	/s/ Samuel Ballesteros
	Name:	Samuel Ballesteros
	Title:	First Vice President

Notices:

Samuel Ballesteros, First Vice President
SunTrust Bank
919 E. Main St., 22nd Floor
Richmond, VA 23219
Fax: 804-782-7548

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH
By:	/s/ Benjamin Lin
	Name:	Benjamin Lin
	Title:	EVP & General Manager

Notices:

Edward Chen
E.Sun Commercial Bank, Ltd., Los Angeles Branch
17700, Castleton Street, Suite 500
City of Industry, CA 91748
Fax: 626-839-5531

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

THE BANK OF NEW YORK MELLON
By:	/s/ Gordon Berger
	Name:	Gordon Berger
	Title:	Managing Director

Notices:

The Bank of New York Mellon
One Wall Street — 16th Floor
New York, NY 10286
Attn: Gordon Berger, CFA, Managing Director
Fax 212-635-7290

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

UNION BANK, N.A.
By:
Name:
Title:

Notices:

UNION BANK — Special Assets
445 South Figueroa St. Ste 403
Los Angeles, CA 90071
Attn: Kevin Powells

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
By:
Name:
Title:

Notices:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Special Assets Department
1251 Avenue of the Americas
New York, NY 10020
Attn: Karen A. Brinkman, Vice President
Fax: 212-782-4971

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
Investor Rights Agreement — Signature Page

FIRST COMMERCIAL BANK, NEW YORK AGENCY
By:	/s/ May Hsiao
	Name:	May Hsiao
	Title:	Assistant General Manager

Notices:

First Commercial Bank, New York Agency
750 3rd Ave, 34th FL
New York, NY 11375
Attn: Wayne Lu
Fax: 212-599-6133

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher

Investor Rights Agreement — Signature Page

ANNEX A
ORIGINAL INVESTOR STOCKHOLDERS
ING Life Insurance and Annuity Company
Reliastar Life Insurance Company
Security Life of Denver Insurance Company (successor by merger to Southland Life Insurance Company)
New York Life Insurance Company
New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate
Account (Boli 3)
Allstate Life Insurance Company
Monumental Life Insurance Company
Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Asia Limited
Nationwide Life Insurance Company
Nationwide Mutual Insurance Company
Nationwide Life and Annuity Insurance Company
Scottsdale Insurance Company
Nationwide Life Insurance Company (successor in interest to Nationwide Life Insurance Company of America)
Hartford Fire Insurance Company
Prudential Retirement Insurance and Annuity Company
Ameritas Life Insurance Corp.
Acacia Life Insurance Company
JPMorgan Chase Bank, N.A.,
Bank of America, N.A.
SunTrust Bank
E.Sun Commercial Bank, Ltd., Los Angeles Branch
The Bank of New York Mellon
Union Bank, N.A.
Bank Of Tokyo-Mitsubishi UFJ Trust Company
First Commercial Bank, New York Agency

EXHIBIT A
JOINDER AGREEMENT
WHEREAS, simultaneously with the execution of this Agreement, the undersigned is acquiring Class A Common Stock (the “Class A Common Stock”), par value $0.01 per share of Westwood One, Inc. (the “Company”); and
WHEREAS, as a condition to the acquisition of the Class A Common Stock, the undersigned has agreed to join in a certain Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) dated as of October 21, 2011 among Westwood One, Inc., Gores Radio Holdings, LLC and the Stockholders (as such term is defined in the Investor Rights Agreement) party thereto; and
WHEREAS, the undersigned understands that execution of this Agreement is a condition precedent to the acquisition of the Class A Common Stock;
NOW, THEREFORE, as an inducement to both the transferor of the Class A Common Stock and the other Stockholders (as such term is defined in the Investor Rights Agreement), to Transfer (as such term is defined in the Investor Rights Agreement) and to allow the Transfer of the Class A Common Stock to the undersigned, the undersigned agrees as follows:
1. The undersigned hereby represents and warrants that it purchased or received all of the shares of Class A Common Stock held by an Original Stockholder as of the date of the Investor Rights Agreement in a private sale or transfer.
2. The undersigned hereby joins in the Investor Rights Agreement and agrees to be bound by the terms and provisions of the Investor Rights Agreement as an Investor Stockholder.
IN WITNESS WHEREOF, the undersigned has executed this Agreement this  _____  day of                     , 20_.

Name: Title: Notices: With a copy (which shall not constitute notice) to:

EXHIBIT B

Consent of Spouse
I,                     , spouse of                     , have read and hereby approve the Amended and Restated Investor Rights Agreement, dated as of October 21, 2011, among Westwood One, Inc., a Delaware corporation (the “Company”), Gores Radio Holdings, LLC and the other parties signatory thereto (the “Investor Rights Agreement”). I agree to be bound by the provisions of the Investor Rights Agreement insofar as I may have any rights in said Investor Rights Agreement or any shares of Capital Stock covered thereby under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Investor Rights Agreement.
Dated:                      , 20__